U.S. SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              ---------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   March 15, 1996
                                                 -----------------
                          SPARTA PHARMACEUTICALS, INC.
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                0-23076             56-1755527
          --------                -------             ----------
(State or Other Jurisdiction     (Commission       (IRS Employer
      of Incorporation)          File Number)      Identification No.)




111 Rock Road, Horsham, Pennsylvania                19044-2310
- --------------------------------------          ---------------
(Address of Principal Executive Offices)            (Zip Code)



Registrant's telephone number, including area code    (215) 442-1700
                                                    ---------------------------

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.



   (a)  Financial Statements of Lexin Pharmaceutical Corporation
        --------------------------------------------------------
        These financial statements are supplemental to, and should be read in conjunction with, the financial statements included in Form 8-K/A previously filed by the Company, dated March 15, 1996 and filed on May 2, 1996.

   (b)  Pro Forma Financial Information
        -------------------------------
        Basis of Presentation
        Unaudited Pro Forma Consolidated Balance Sheet
             as of December 31, 1995
        Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 1995

        Unaudited Pro Forma Consolidated Statement of Operations (Unaudited)
             for the Six Months Ended June 30, 1996
        Notes to Unaudited Pro Forma Consolidated Financial Statements

Signatures

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.




                                             SPARTA PHARMACEUTICALS, INC.


  September 25, 1996                         By:    /s/ Jerry B. Hook
 ------------------------                         ---------------------------
      Date                                        Jerry B.  Hook , President,
                                                  Chief Executive Officer &
                                                  Director (principal
                                                  executive officer)

                          SPARTA PHARMACEUTICALS, INC.
                          ----------------------------

                          (A DEVELOPMENT STAGE COMPANY)
                          -----------------------------

      PRO FORMA CONSOLIDATED BALANCE SHEET AND CONSOLIDATED STATEMENTS OF
      --------------------------------------------------------------------
                                   OPERATIONS
                                   ----------

                              BASIS OF PRESENTATION
                              ---------------------

                                   (UNAUDITED)
                                   -----------


The accompanying pro forma consolidated balance sheet at December 31, 1995 and the pro forma consolidated statements of operations for the year ended December 31, 1995 and the six months ended June 30, 1996 give effect to the acquisition of the business, assets and the assumption of certain liabilities of Lexin Pharmaceutical Corporation, as described in Note 2, as if the transaction had occurred on January 1, 1995.

The pro forma consolidated balance sheet and the pro forma consolidated statements of operations have been prepared by the management of Sparta Pharmaceuticals, Inc. (the "Company") and should be read in conjunction with the historical financial statements of the Company filed with the Company's Annual Report for the year ended December 31, 1995 on Form 10-K/A, interim financial statements filed with the Company's Form 10-Q as of June 30, 1996 and the historical financial statements of Lexin Pharmaceutical Corporation, filed pursuant to item 7(a) of this report on Form 8-K/A. The pro forma consolidated balance sheet and the pro forma consolidated statements of operations are based on certain assumptions and preliminary estimates which are subject to change. These statements do not purport to be indicative of the results of operations or financial position of the Company that might have occurred, nor are they indicative of future results.

                                        SPARTA PHARMACEUTICALS, INC.
                                       (A DEVELOPMENT STAGE COMPANY)
                        UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS



                                                                                    December 31, 1995
                                               --------------------------------------------------------------------------------

                                                                                          Pro Forma
                                                     Sparta                Lexin          Adjustments              Pro Forma
ASSETS
CURRENT ASSETS
   Cash & short term investments                $      734,296       $     174334         $        -            $      908,630
   Other current assets                                180,125             34,932                                      215,057
                                               --------------------------------------------------------------------------------
     Total curent assets                               914,421            209,266                                    1,123,687
                                               --------------------------------------------------------------------------------

FIXED ASSETS, net                                       21,102            603,739                                      624,841
RESTRICTED CASH                                                           244,856                                      244,856
LICENSE AGREEMENTS, net                                 64,443                                                          64,443

                                               ================================================================================
                                                $      999,966       $  1,057,861         $        -            $    2,057,827
                                               ================================================================================

LIABILTIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
   Senior demand notes                          $          -         $    177,630         $   (177,630)(C)      $          -
   Convertible demand notes                                             1,000,000           (1,000,000)(C)
   Capital lease obligations                                            1,502,590           (1,502,590)(C)
   Accounts payable and accrued expenses               185,861            417,090             (267,090)(C)             335,861
   Deferred revenue                                                        65,000              (65,000)(C)
                                               --------------------------------------------------------------------------------
     Total current liabilities                         185,861          3,162,310           (3,012,310)                335,861
                                               --------------------------------------------------------------------------------

REDEEMABLE SERIES C CONVERTIBLE
                                               --------------------------------------------------------------------------------
   PREFERRED STOCK                                                      7,822,695           (7,822,695)(C)
                                               --------------------------------------------------------------------------------

STOCKHOLDERS'  EQUITY (DEFICIT)
   Series A Preferred Stock                                                 2,000               (2,000)(C)
   Series B Preferred Stock                                                 1,000               (1,000)(C)
   Common Stock                                          6,186              3,010               (1,010)(C,D)             8,186
   Additional paid in capital                       10,825,375          1,848,839            1,749,161 (C,D)        14,423,375
   Accumulated deficit                             (10,017,456)       (11,781,993)           9,089,854 (C,D)       (12,709,595)
                                               --------------------------------------------------------------------------------
     Total stockholders' equity (deficit)              814,105         (9,927,144)          10,835,005               1,721,966
                                               --------------------------------------------------------------------------------

                                               ================================================================================
                                                $      999,966       $  1,057,861         $        -            $    2,057,827
                                               ================================================================================

The accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements are an integral part of this statement

                                        SPARTA PHARMACEUTICALS, INC.
                                       (A DEVELOPMENT STAGE COMPANY)
                        UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS



                                                                      Year Ending December 31, 1995
                                       -----------------------------------------------------------------------------------

                                                                                           Pro Forma
                                                 Sparta                   Lexin           Adjustments        Pro Forma
REVENUE
   Interest income                      $          121,438      $         45,480     $          -         $       166,918
   Contract revenue                                 17,875               229,163                                  247,038
                                       -----------------------------------------------------------------------------------
     Total revenue                                 139,313               274,642                                  413,955
                                       -----------------------------------------------------------------------------------

OPERATING EXPENSES
   Research and development                      1,819,887             2,243,739                                4,063,626
   General and administrative                      961,833               658,488                                1,620,321
   Provision for impairment of
     fixed assets                                                        774,922           (774,922)(A)
                                       -----------------------------------------------------------------------------------
                                                 2,781,720             3,677,148           (774,922)            5,683,946
                                       -----------------------------------------------------------------------------------

                                       -----------------------------------------------------------------------------------
     Operating loss                             (2,642,407)           (3,402,506)           774,922            (5,269,991)
                                       -----------------------------------------------------------------------------------

INTEREST EXPENSE                                                        (356,665)                                (356,665)

                                       ===================================================================================
NET LOSS                                $       (2,642,407)     $     (3,759,171)    $      774,922       $    (5,626,656)
                                       ===================================================================================

Net loss per common share                           ($0.43)                                                        ($0.69)
                                       ====================                                               ================

Shares used in computing net loss
per common share                                 6,167,817                                                      8,167,817
                                       ====================                                               ================


Note: Pro Forma net loss excludes a non-recurring charge of $3,062,913 for in-process research and development which was charged to the statement of operations on the acquisition date (March 15, 1996) See Note 2.

The accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements are an integral part of this statement

                                        SPARTA PHARMACEUTICALS, INC.
                                       (A DEVELOPMENT STAGE COMPANY)
                                 PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                                 (UNAUDITED)

                                                           Six Months Ended June 30, 1996
                                     --------------------------------------------------------------------------------

                                                                                    Pro Forma
                                             Sparta               Lexin            Adjustments           Pro Forma
REVENUE
   Interest income                    $        47,584         $      3,819      $        -         $          51,403
   Contract revenue                                                105,747                                   105,747
                                     --------------------------------------------------------------------------------
     Total revenue                             47,584              109,566                                   157,150
                                     --------------------------------------------------------------------------------

OPERATING EXPENSES
   Research and development                 1,034,002              254,601                                 1,288,603
   General and administrative                 764,208               80,602                                   844,810
   Charge for acquired research and
     development                            3,062,913                             (3,062,913)(B)
                                     --------------------------------------------------------------------------------
                                            4,861,123              335,203        (3,062,913)              2,133,413
                                     --------------------------------------------------------------------------------

                                     --------------------------------------------------------------------------------
     Operating loss                        (4,813,539)            (225,637)        3,062,913              (1,976,263)
                                     --------------------------------------------------------------------------------

INTEREST EXPENSE                                                  (103,589)                                 (103,589)

                                     ================================================================================
NET LOSS                              $    (4,813,539)        $   (329,226)     $  3,062,913       $      (2,079,852)
                                     ================================================================================

Net loss per common share                      ($0.65)                                                        ($0.25)
                                     =================                                             ==================

Shares used in computing net loss
per common share                            7,374,613                                                      8,187,800
                                     =================                                             ==================


The accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements are an integral part of this statement

                          SPARTA PHARMACEUTICALS, INC.

                          (A DEVELOPMENT STAGE COMPANY)

              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                   (UNAUDITED)

1.  Historical:

The historical balances represent the results of operations for the year ended December 31, 1995, the six months ended June 30, 1996 and the financial position at December 31, 1995, as reported in the historical financial statements of Sparta Pharmaceuticals, Inc. (the "Company"),filed with the Company's Annual Report on Form 10-K and Form 10-Q.

2.  Acquisition of Lexin Pharmaceutical Corporation

On March 15, 1996, the Company acquired the business and assets, and assumed certain liabilities of Lexin Pharmaceutical Corporation ("Lexin"), for an initial payment of 2,000,000 shares of the Company's Common Stock. The purchase agreement provides for the issuance of up to an additional 600,000 shares of Common Stock upon achievement of certain milestones related to the Lexin assets acquired. The acquisition was accounted for using the purchase method of accounting. The fair value of the net assets acquired was recorded based on the carrying value for monetary and fixed assets with the remaining portion of the purchase price ($3,062,913) allocated to in-process research and development which was expensed.

Lexin had a fiscal year-end of June 30, and consequently the historical balances contained in the pro forma balance sheet at December 31, 1995 and the pro forma statements of operations for the year ended December 31, 1995 and the period from January 1, 1996 to March 15, 1996 were derived from the unaudited financial statements prepared by Lexin management. The operations of Lexin ceased on March 15, 1996.

The following pro forma adjustment was made to the pro forma statements of operations to reflect the acquisition of Lexin as if the acquisition had occurred on January 1, 1995:

(A) To eliminate the effect of a non-operating charge in the Lexin results of operations related to the impairment of certain assets. See Note 2 of the Notes To Financial Statements included with the Lexin Pharmaceutical Corporation Financial Statements as of June 30, 1995, filed pursuant to item 7(a) of this report on Form 8-K/A.

(B) To eliminate the effect of a non-operating charge in the Sparta results of operations related to the acquisition of Lexin during the first quarter of 1996.

The following pro forma adjustments were made to the pro forma balance sheet to reflect the acquisition of Lexin:

(C) To eliminate the Lexin liabilities, redeemable convertible preferred stock and components of stockholders' deficit not acquired by Sparta including:

Senior demand notes                                        $177,630
Convertible demand notes                                  1,000,000
Capital lease obligations                                 1,502,590
Accounts payable and accrued expenses                       267,090
Deferred revenue                                             65,000
Redeemable convertible preferred stock                    7,822,695
Series A Preferred Stock                                      2,000
Series B Preferred Stock                                      1,000
Common Stock                                                 (3,010)
Additional paid in capital                               (1,848,839)
Accumulated deficit                                     (11,781,993)

(D) To record the issuance of 2,000,000 shares of the Company's Common Stock in exchange for the Lexin assets acquired and to record the charge attributable to in-process research and development:

Common Stock                                            $2,000
Additional paid in capital                           3,598,000
In-process R&D (accumulated deficit)                 2,692,139


3.  Pro Forma Loss Per Share

Pro forma loss per share was calculated by dividing the pro forma net loss by the weighted average number of shares outstanding for the year adjusted for the 2,000,000 shares issued in connection with the purchase of the Lexin business and assets.